Exhibit 10.8

葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

合同编号：QC-SJ-HZ-2010-004
Contract Number: QC-SJ-HZ-2010-004
设计合作服务合同
Collaborative Design Service Agreement

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司（以下简称“甲方”）

Party A: Huludao Qicailansha Building Decoration Engineering LLC (the “Party A”)

乙方：郑州义龙矿山设备有限公司（以下简称“乙方”）

Party B: Zhengzhou Yilong Mining Equipment LLC (the “Party B”)

甲方在此指定乙方作为甲方设计外合作开发方，协助甲方共同完成甲方所承揽的纵轴式矿山救援特种车设计开发工作，为明确双方责任，经友好协商，双方达成以下协议内容：
Party A herein appoints Party B to be the cooperator of its design, to work with Party A and assist Party A to complete the design of mining rescue special vehicle with direct axis, which was undertook by Party A. In order to identify the responsibilities, through friendly negotiations, the both Parties have reached the following items:
项目内容

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葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

Article I Project Content
甲方委托乙方开发用于甲方纵轴式矿山救援特种车设计的相关任务部分，乙方在充分了解甲方待开发项目的需求后，依据甲方所提供的相关开发资料或现场技术指导的要求，应尽快组织项目技术团队进行设计工作的专项开发。

With respect to the related task that Party A authorized Party B to develop, which is used for the design of mining rescue special vehicle with direct axis, upon the sufficient understanding of Party A’s proposed development project, and under the relevant development materials provided by Party A or the requirement requested by the on-site technical guidance, Party B should set up the technology team for the special research and development of the design as soon as possible.

第二条 合作的期限、费用及支付方式
Article II Term, Expenses and the Method of Payment
1.本协议自双方签字之日起生效至甲方纵轴式矿山救援特种车设计项目完成交付时终止；
This agreement comes into effect upon both parties have signed on it until the accomplishment and delivery of the design of Party A’s mining rescue special vehicle with direct axis.
2.服务费用的确定：服务费共计 54,300.00 元(人民币大写伍万肆仟叁佰元整)；（详细报价见附件一）；
The determination of the expense: the service charge account to RMB 54,300.00 yuan (See Enclosure I for detailed quotation) ;
3.甲方向项目方完成纵轴式矿山救援特种车设计项目整体交付后十五日内予以全额支付。
Party A shall do the payment at full within 15 days after they have delivered the design of the mining rescue special vehicle with direct axis to the client.
第三条 甲方的权利和义务

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葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

Article III The Rights and Obligations of Party A
1.指定专人与乙方建立有效的联络机制；
To designate a person to set up efficient contact mechanism with Party B;
2.提供所有任务开发过程中所需要的技术资料，并应指派现场指导和技术支持人员指导乙方的开发工作；
To provide all of the technical information required in the process of developing, and to appoint onsite guidance and technical support to direct the development by Party B;
3.按照第二条的约定及时支付相关费用；
Subject to the Article II, do the related payment in time.
4.本合同标的及相关设计方案的版权归甲方所有；甲方拥有排他性的使用权，有权向相关登记管理中心自行申报著作权。
The object of this agreement and the copyright of the related design proposal belong to the Party A; Party A owns the exclusive rights of using, and has the rights to file with the related register and administration center for copyright.
第四条 乙方的权利和义务

Article IV The Rights and Obligations of Party B
1.指定专人与甲方保持联络；
To designate a person to contact with Party A;
2.依照本合同的要求，有限制地使用甲方所提供的项目方资料，进行相关项目设计方案的设计工作；
Subject to the requirement of the agreement, restrictively use the client’s information that provided by Party A, to do the related design;
3.按照甲方的时间和进度要求，完成纵轴式矿山救援特种车设计方案的相应开发任务，并交由甲方进行相关审核；
In accordance with Party A’s requirement on time and schedule, complete the relevant task of the design proposal of the mining rescue special vehicle with direct axis, and sent to Party A for examine and verify;
4.在验收期内，根据甲方的要求，对不合格的任务部分进行修改；

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葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

Within the period of acceptance check, modify the unqualified portions under Party A’s requirement;
5.乙方应按照甲方的要求，为甲方组织相对应的技术开发团队，并保证其技术水平达到甲方所需的项目开发要求。
Party B should set up the corresponding technological development team for Party A according to Party A’s requirement, and guarantee its engineering level has meet the project development developing requirements proposed by Party A.
第五条 违约责任

Article V Liability for Breach
1.任何一方有证据表明对方已经、正在或将要违约，可以中止履行本合同，但应及时通知对方。若对方不履行、履行不当或者违反本合同， 守约方可以解除本合同并要求违约方赔偿损失；
Either party could terminate the agreement, if they has evidences which could indicate the other party has breached, is breaching or will breach the agreement, but they should timely notify the other party. The observant party could terminate the agreement and request compensate for their losses, if the other party default, inappropriately perform or breach this agreement.
2.因不可抗力而无法承担责任的一方，应在不可抗力发生后的3日内，及时通知合同相对方；
If either party failure to undertake the due obligations due to the force majeure, they should notify the other party within 3days after the force majeure happened;
3.一方因不可抗力无法承担其权利义务而给对方造成损失的，不承担赔偿责任。本合同所称不可抗力是指不能预见、不能克服并不能避免且对一方当事人造成重大影响的客观事件，包括但不限于：自然灾害如洪水、地震、火灾和风暴等，以及社会事件如战争、动乱、政府行为等。
If either party cannot undertake their obligation due to the force majeure, and causes losses to the other side, they don’t need to bear the responsibility of compensation. The force majeure herein refers to objective events which are unforeseeable, insuperability and unavoidable to bring significant impact on either party, include but not limited, flood, earthquake, fire, storm and other natural disasters, and war, turmoil, act of government and other social events.

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葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

第六条 保密条款
Article VI Confidentiality
双方应严格保守在合作过程中所获悉的对方及关联第三方的商业秘密及技术机密，不得向任何第三方披露或泄漏。违反本条款的一方，应对由此造成的损失承担相应的赔偿责任。
As for the trade secrete and the technical secrete of the opposite side and the related third party, which are learned during the cooperation, the both parties should strictly keep them confidential, and should not disclose or leak out to any third party. Either side that default this item, should bear the corresponding liability for damages caused by their breach.
第七条 其它事宜

Article VII Miscellaneous
1.本合同任何条款根据现行法律被确定为无效或无法实施，本合同的其它所有条款将继续有效。此种情况下，双方将以有效的约定替换该约定，且该有效约定应尽可能接近原约定和本合同相应的精神和宗旨；
If any item herein is confirmed to be invalid or impracticability according to the existing law, all other items herein shall remain in force. And the two parties shall replace this item with an effective one, which shall approximate with the primary one and the spirit and purpose of this agreement as far as possible;
2.合同约定期限届满，本合同将自行终止。届时双方若愿意继续合作，可以再行订立合同；
This agreement shall be self-terminated upon the expiration of the agreement. The two parties could continue to enter into an agreement, if they are willing to keep on cooperation;

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葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

3.本合同自双方代表签字、盖章之日起正式生效；
This agreement comes into effect after both parties signed and stamped on it;
4.本合同一式二份，甲乙双方各执一份，具有同等法律效力。
This agreement shall be served in duplicate, with Party A and Party B each holding one copy, which shall has the equal legal effect.
第八条 如上述条款中尚有未尽事宜，经甲、乙双方协商后，另行加以补充。 补充条款与本协议具有同等法律效力。
Article VIII
For matters not included herein, the two parties shall otherwise enter into supplement agreement upon negotiations.
附件一：项目报价单
Enclosure I: Item Quotation

甲方（盖章）：葫芦岛七彩蓝莎建筑装饰	乙方（盖章）：郑州义龙矿山设备有工程有限公司 限公司
Party A(seal): Huludao Qicailansha Building	Party B(seal): Zhengzhou Yilong
Decoration Engineering LLC	Mining Equipment LLC

法定代表	法定代表
Statutory Representative 或授权人（签字）： Or Authorizer (signature):	Statutory Representative 或授权人（签字）： Or Authorizer (signature):

日期： 年 月 日
Date: _

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葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

附件一：
Enclosure I:

项目报价单
Item Quotation
序号 No.	版块名称 Module Name	报价（单位：元人民币） Quotation (Unit: RMB)
1	十字轴；球笼；驱动轴支撑轴承；刹车片 Cross axle, C.V. Joint, drive shaft axial bearing, brake pad	3,801.00
2	刹车分泵；压力真空罐；制动助力器 Brake cylinder, press vacuum tank, brake booster	4,344.00
3	转向主动臂；转向从动臂；转向减振器；离合器压盘 Steering master arm, steering driven arm, steering shock absorber, clutch pressure plate	5,430.00
4	离合器片；分离轴承；离合分泵；离合踏板轴 Clutch disc, release bearing, clutch slave cylinder, clutch pedal shaft	8,145.00
5	选档杆；变速器；维动器轴 ；变速器油泵；发动机缸盖 Selector stem, transmission, actuator axle, transmission oil pump, cylinder head	13,575.00

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葫芦岛七彩蓝莎建筑装饰工程有限公司	《设计外包服务合同》

6	缸盖螺栓；机油导流板；机油口盖；气门油封； Cylinder bolt, oil guide plate, oil filler cap, valve seal;	8,145.00
7	机油尺导管 ；排油塞 ；机油泵驱动链条；汽油泵 Oil rule pipe, oil drain plug, oil pump drive chain, fuel pump	5,430.00
8	止动泵 ；散热器；刹车感应线 ；其它零部件 Stop pump, radiator, brake cable, other components	5,430.00
总计 Total		54,300.00

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